                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                          (S-4 Registration Statement)

      The undersigned constitutes and appoints JAMES DALTON, COLIN L. SLADE, PAUL MONTGOMERY AND MONICA RODAL, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of Tektronix, Inc. (the "Company") registering common stock of the Company with the Securities and Exchange Commission and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated July 16, 2004.

                                          /s/ RICHARD H. WILLS
                                          --------------------
                                          Richard H. Wills

                                POWER OF ATTORNEY

                          (S-4 Registration Statement)

      The undersigned constitutes and appoints JAMES DALTON, COLIN L. SLADE, PAUL MONTGOMERY AND MONICA RODAL, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of Tektronix, Inc. (the "Company") registering common stock of the Company with the Securities and Exchange Commission and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated July 16, 2004.

                                          /s/ COLIN L. SLADE
                                          ------------------
                                          Colin L. Slade

                                POWER OF ATTORNEY

                          (S-4 Registration Statement)

      The undersigned constitutes and appoints JAMES DALTON, COLIN L. SLADE, PAUL MONTGOMERY AND MONICA RODAL, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of Tektronix, Inc. (the "Company") registering common stock of the Company with the Securities and Exchange Commission and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated July 14, 2004.

                                          /s/ PAULINE LO ALKER
                                          --------------------
                                          Pauline Lo Alker

                                POWER OF ATTORNEY

                          (S-4 Registration Statement)

      The undersigned constitutes and appoints JAMES DALTON, COLIN L. SLADE, PAUL MONTGOMERY AND MONICA RODAL, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of Tektronix, Inc. (the "Company") registering common stock of the Company with the Securities and Exchange Commission and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated July 16, 2004.

                                          /s/ A. GARY AMES
                                          ----------------
                                          A. Gary Ames

                                POWER OF ATTORNEY

                          (S-4 Registration Statement)

      The undersigned constitutes and appoints JAMES DALTON, COLIN L. SLADE, PAUL MONTGOMERY AND MONICA RODAL, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of Tektronix, Inc. (the "Company") registering common stock of the Company with the Securities and Exchange Commission and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated July 14, 2004.

                                          /s/ GERRY B. CAMERON
                                          --------------------
                                          Gerry B. Cameron

                                POWER OF ATTORNEY

                          (S-4 Registration Statement)

      The undersigned constitutes and appoints JAMES DALTON, COLIN L. SLADE, PAUL MONTGOMERY AND MONICA RODAL, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of Tektronix, Inc. (the "Company") registering common stock of the Company with the Securities and Exchange Commission and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated July 14, 2004.

                                          /s/ DAVID N. CAMPBELL
                                          ---------------------
                                          David N. Campbell

                                POWER OF ATTORNEY

                          (S-4 Registration Statement)

      The undersigned constitutes and appoints JAMES DALTON, COLIN L. SLADE, PAUL MONTGOMERY AND MONICA RODAL, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of Tektronix, Inc. (the "Company") registering common stock of the Company with the Securities and Exchange Commission and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated July 14, 2004.

                                          /s/ FRANK C. GILL
                                          -----------------
                                          Frank C. Gill

                                POWER OF ATTORNEY

                          (S-4 Registration Statement)

      The undersigned constitutes and appoints JAMES DALTON, COLIN L. SLADE, PAUL MONTGOMERY AND MONICA RODAL, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of Tektronix, Inc. (the "Company") registering common stock of the Company with the Securities and Exchange Commission and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated July 14, 2004.

                                          /s/ MERRILL A. MCPEAK
                                          ---------------------
                                          Merrill A. McPeak

                                POWER OF ATTORNEY

                          (S-4 Registration Statement)

      The undersigned constitutes and appoints JAMES DALTON, COLIN L. SLADE, PAUL MONTGOMERY AND MONICA RODAL, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of Tektronix, Inc. (the "Company") registering common stock of the Company with the Securities and Exchange Commission and any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Dated July 16, 2004.

                                          /s/ CYRIL J. YANSOUNI
                                          ---------------------
                                          Cyril J. Yansouni